UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DEVON ENERGY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Vote Virtually at the Meeting* June 4, 2025 8:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/DVN2025 *The company will be hosting the meeting live via the Internet this year at the web address above. Please check the proxy materials for instructions on how to access the company’s 2025 Annual Meeting as well as for information regarding how to vote online, by phone or by mail before the meeting. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V69913-P24714 DEVON ENERGY CORPORATION 2025 Annual Meeting Vote by June 3, 2025 11:59 PM ET You invested in DEVON ENERGY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2025. Get informed before you vote View the Notice and 2025 Proxy Statement and 2024 Annual Report on Form 10-K online OR scan the QR code below OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. DEVON ENERGY CORPORATION 333 W. SHERIDAN AVE. OKLAHOMA CITY, OK 73102

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V69914-P24714 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Barbara M. Baumann 02) John E. Bethancourt 03) Ann G. Fox 04) Clay M. Gaspar 05) Gennifer F. Kelly 06) Kelt Kindick 07) Karl F. Kurz 08) Michael N. Mears 09) Robert A. Mosbacher, Jr. 10) Valerie M. Williams 2. Ratification of the Selection of KPMG as the Company’s Independent Auditor for 2025. For 3. Advisory Vote to Approve Executive Compensation. For 4. Stockholder Proposal for Support for Special Shareholder Meeting Improvement. Against 5. OTHER MATTERS